UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 27, 2003

CoBiz Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-24445	84-0826324
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

821 17th Street Denver, Colorado 80202
(Address of principal executive offices)

(303) 293-2265
(Registrant’s telephone number, including area code)

Item 5.	Other Events and Regulation FD Disclosure.

On May 27, 2003, we issued a press release announcing a management restructuring, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

	99.1	Press release issued by CoBiz Inc. on May 27, 2003.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COBIZ INC.

Date: May 28, 2003	By: /s/ Richard J. Dalton
Richard J. Dalton
President

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

(c)	Exhibits

99.1	Press release issued by CoBiz Inc. on May 27, 2003.